EXHIBIT 1.01
CONFLICT MINERALS REPORT OF
Cricut, Inc.
FOR THE REPORTING PERIOD FROM
JANUARY 1 TO DECEMBER 31, 2024
I.Introduction
This is the Conflict Minerals1 Report of Cricut, Inc. (“we,” “our,” “us,” “Cricut,” or the “Company”) prepared for calendar year 2024 in accordance with Rule 13p-1 (“Rule 13p-1”) under the Securities Exchange Act of 1934 (the “Act”). Numerous terms in this Report are defined in Rule 13p-1 of the Act and SEC Release No. 34-67716 (August 22, 2012) under the Act (the “Adopting Release”). The reader is referred to these sources for the definitions of defined terms contained herein.
In accordance with Rule 13p-1, we undertook efforts to determine the presence and source of the conflict minerals within our products. The Company designed its efforts in conformity with the internationally recognized due diligence framework set forth in the Organisation for Economic Co-operation and Development (“OECD”) Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas2 (“OECD Due Diligence Guidance”) and related Supplements.
The statements below are based on the activities performed to date in good faith by the Company and are based on the infrastructure and information available at the time of this filing. Factors that could affect the accuracy of these statements include, but are not limited to, incomplete supplier data or available smelter data, errors or omissions by suppliers or smelters, evolving identification of smelters, incomplete information from industry or other third-party sources, continuing guidance regarding the SEC final rules, and other issues.
II.Overview
Company Profile
Cricut designs and builds a creativity platform that enables our engaged and loyal community of users to turn ideas into professional-looking handmade goods. With our highly versatile connected machines, design app and accessories and materials, our users create everything from personalized birthday cards, mugs and T-shirts to large-scale interior decorations. Our portfolio of connected machines cut, write, score, and create decorative effects for a wide range of use cases on an array of materials. On our app, users can find inspiration, purchase or upload content like fonts and images, design a project from scratch or find a vast array of ready-to-make projects. We enable our users to be inspired, to create and share projects with the Cricut community and to follow others doing the same.
We are subject to Rule 13p-1 as we have determined that, during the reporting period from January 1 to December 31, 2024 (the "Reporting Period"), conflict minerals were likely necessary to the functionality or production of products we manufactured or contracted to manufacture. The Company, as a purchaser of finished goods and component parts, is many steps removed from the mining of conflict minerals. We do not purchase raw ore or unrefined conflict minerals and we conduct no purchasing activities directly in the DRC or adjoining countries.
Conflict Minerals Policy
The Company developed a policy statement to support the goals expressed by Congress in enacting Section 1502 of the Dodd-Frank Wall Street Reform and Consumer Protection Act. The policy highlights the Company’s commitment to complying with the reporting and due diligence obligations required by Rule 13p-1 and the Company’s expectations from its suppliers. In addition, the policy includes language encouraging suppliers to source responsibly and supports efforts to reduce violence and human rights violations in the DRC or adjoining countries. The policy can be found on our investor relations website (http://investor.cricut.com) and is reviewed and updated periodically as needed.
1 The term “conflict mineral” is defined in Section 1502(e)(4) of the Dodd-Frank Wall Street Reform and Consumer Protection Act as (A) columbite-tantalite, also known as coltan (the metal ore from which tantalum is extracted); cassiterite (the metal ore from which tin is extracted); gold; wolframite (the metal ore from which tungsten is extracted); or their derivatives; or (B) any other mineral or its derivatives determined by the Secretary of State to be financing conflict in the Democratic Republic of the Congo (“DRC”) or an adjoining country.
2 OECD (2016), OECD Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas: Third Edition, OECD Publishing, Paris. http://dx.doi.org/10.1787/9789264252479-en.

Reasonable Country of Origin Inquiry Information
We have conducted a good faith reasonable country of origin inquiry (“RCOI”) to determine whether the necessary conflict minerals originated in the DRC or an adjoining country or came from recycled or scrap sources.
The Company’s RCOI process included reviewing the products manufactured or contracted to be manufactured during the Reporting Period to identify products that should be deemed in-scope as described by the Adopting Release and conducting an inquiry of our direct suppliers of the in-scope products using the Responsible Minerals Initiative’s (“RMI”) Conflict Minerals Reporting Template (“CMRT”). Based on the results of our RCOI which indicated sourcing from the DRC or an adjoining country, we exercised due diligence on the source and chain of custody of the conflict minerals in accordance with the OECD Due Diligence Guidance. Our due diligence efforts are discussed further in this Conflict Minerals Report.
Due Diligence Program Design
The Company has implemented comprehensive due diligence measures, aligned to the requirements of the OECD Due Diligence Guidance, as applicable for tin, tantalum, tungsten, gold and as they relate to our position in the minerals supply chain as a “downstream” company. These measures include:
1.The establishment of strong company management systems;
2.The identification and assessment of risks in the supply chain;
3.The design and implementation of a strategy to respond to identified risks;
4.Conducting independent third-party audits of applicable smelters due diligence practices; and
5.Reporting annually on supply chain due diligence.
III.Due Diligence Measures Performed by the Company
Our due diligence measures included the following activities:
1.We established an internal conflict minerals team that includes senior representation from our product design, engineering, sourcing, operations and legal departments.
2.We maintained a conflict minerals policy statement establishing the expectations of our suppliers. The policy can be found on our investor relations website (http://investor.cricut.com).
3.We initiated a training program to educate our employees and suppliers on our conflict minerals program, the goals of the program, and our reporting obligations.
4.Our internal conflict minerals team conducted a detailed review of all products manufactured during the Reporting Period, identifying in scope suppliers.
5.We queried our in-scope Tier 1 suppliers using version 6.4 of the CMRT.
6.We evaluated the responses provided by our suppliers to determine our reporting obligations and, where necessary, further engaged with them to clarify their responses. A list of identified countries of origin can be found in Appendix 1.
7.Utilizing the reporting templates provided by our Tier 1 suppliers, we compiled a list of identified smelters or refiners (“SORs”) in our supply chain and matched it against the list of facilities deemed either conformant to or undergoing assessment by a responsible mineral validation program utilizing information from the RMAP Conformant Smelters & Refiners list, the London Bullion Market Association (the “LBMA”) Good Delivery List, and the Responsible Jewellery Council (the “RJC”) Chain-of-Custody Certification Program.
8.We developed a risk management plan for suppliers that present a potential conflict minerals risk and intend to request they either remove smelters who have not been audited as conformant from their supply chain or to encourage them to participate in an independent 3rd party audit program.
9.We have taken reasonable steps to verify the mine source information provided utilizing RMI resources.

10.We are an RMI member, and support responsible mineral production and sourcing globally, including but not limited to conflict-affected and high-risk areas.
IV.Product Description; Processing Facilities
Product Description
We operate and manage our business in two reportable segments: Platform and Products. Certain of our Products are subject to Rule 13p-1 and are described below.
Our connected machine portfolio currently includes the Cricut Joy family, the Cricut Explore family, the Cricut Maker family, and Cricut Venture. These machines cut, write, score, and create decorative effects using a wide variety of tools and materials including paper, vinyl, leather, and more. They are designed for uses ranging from quick, everyday projects like labels, decals, and greeting cards to professional-level DIY projects like personalized apparel, signage, and home décor. Our connected machines can work with over 50 different materials – from the most popular craft materials like cardstock, vinyl and iron-on to specialty materials like polished foils.
We sell a broad range of extensions, accessories, and materials designed to work seamlessly with our connected machines. The Cricut heat press line, including the Cricut EasyPress family, Cricut Mug Press, Cricut Hat Press, and Cricut Autopress, offers carefully calibrated companions for heat-transfer vinyl projects such as personalized apparel or sublimated goods. This line of heat presses replaces traditional irons and heat transfer tools with products that deliver consistent, even, and precise control. Our line of lighting products, which includes Cricut Bright in table and floor lamp options, and the Cricut BrightPad and BrightPad Go, illuminate surfaces and surroundings for easier crafting and creating.
We sell a wide range of project materials including adhesive vinyl, iron-on vinyl, deluxe paper, and Infusible Ink (cuttable sublimation). Machine and hand tools also support multiple forms of creativity, from fine point blades for vinyl and cardstock, to rotary blades for fabric, to knife blades for leather and softwood. Handheld tools from scissors, to weeding tools, to rulers, complete the Cricut ecosystem for a full-brand offering made for the discerning consumer. Our primary markets include the United States, Canada, United Kingdom, Ireland, Australia, New Zealand, and Western Europe. We are also present in the Middle East, Latin America, South Africa and Asia.
Processing Facilities
Based on our due diligence process and the information received from our suppliers, the following facilities were identified by the Company’s suppliers as the smelters and refiners of the tin, tantalum, tungsten and/or gold present in and necessary to the functionality of products manufactured by the Company in the Reporting Period. The information from our suppliers is still evolving and may contain company-level declarations. As such, this smelter list is presented in good faith as the best information we have to date. For 2024, we identified 366 SORs in our supply chain. Of those, 237 SORs have been audited as conformant with the RMI’s Responsible Minerals Assurance Process (the “RMAP”), and 21 were identified as no longer in active operations. This list may contain smelters that are not in our supply chain, and/or there may be other smelters in our supply chain who we have not yet identified in our diligence process. We will continue to update the list as our information and the relevant third-party data from RMI, the LBMA, RJC, and TI-CMC improves.

Metal	Smelter Name	Country	Smelter ID
Gold	Advanced Chemical Company	UNITED STATES OF AMERICA	CID000015
Gold	Aida Chemical Industries Co., Ltd.	JAPAN	CID000019
Gold	Agosi AG	GERMANY	CID000035
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN	CID000041
Gold	AngloGold Ashanti Corrego do Sitio Mineracao	BRAZIL	CID000058
Gold	Argor-Heraeus S.A.	SWITZERLAND	CID000077
Gold	ASAHI METALFINE, Inc.	JAPAN	CID000082
Gold	Asaka Riken Co., Ltd.	JAPAN	CID000090
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY	CID000103
Gold	Aurubis AG	GERMANY	CID000113
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES	CID000128
Gold	Boliden Ronnskar	SWEDEN	CID000157
Gold	C. Hafner GmbH + Co. KG	GERMANY	CID000176

Gold	Caridad	MEXICO	CID000180
Gold	CCR Refinery - Glencore Canada Corporation	CANADA	CID000185
Gold	Cendres + Metaux S.A.	SWITZERLAND	CID000189
Gold	Yunnan Copper Industry Co., Ltd.	CHINA	CID000197
Gold	Chimet S.p.A.	ITALY	CID000233
Gold	Chugai Mining	JAPAN	CID000264
Gold	Daye Non-Ferrous Metals Mining Ltd.	CHINA	CID000343
Gold	DSC (Do Sung Corporation)	KOREA, REPUBLIC OF	CID000359
Gold	Dowa	JAPAN	CID000401
Gold	Eco-System Recycling Co., Ltd. East Plant	JAPAN	CID000425
Gold	JSC Novosibirsk Refinery	RUSSIAN FEDERATION	CID000493
Gold	Refinery of Seemine Gold Co., Ltd.	CHINA	CID000522
Gold	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	CHINA	CID000651
Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	CHINA	CID000671
Gold	LT Metal Ltd.	KOREA, REPUBLIC OF	CID000689
Gold	Heimerle + Meule GmbH	GERMANY	CID000694
Gold	Heraeus Metals Hong Kong Ltd.	CHINA	CID000707
Gold	Heraeus Germany GmbH Co. KG	GERMANY	CID000711
Gold	Hunan Chenzhou Mining Co., Ltd.	CHINA	CID000767
Gold	Hunan Guiyang yinxing Nonferrous Smelting Co., Ltd.	CHINA	CID000773
Gold	HwaSeong CJ CO., LTD.	KOREA, REPUBLIC OF	CID000778
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	CHINA	CID000801
Gold	Ishifuku Metal Industry Co., Ltd.	JAPAN	CID000807
Gold	Istanbul Gold Refinery	TURKEY	CID000814
Gold	Japan Mint	JAPAN	CID000823
Gold	Jiangxi Copper Co., Ltd.	CHINA	CID000855
Gold	Asahi Refining USA Inc.	UNITED STATES OF AMERICA	CID000920
Gold	Asahi Refining Canada Ltd.	CANADA	CID000924
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUSSIAN FEDERATION	CID000927
Gold	JSC Uralelectromed	RUSSIAN FEDERATION	CID000929
Gold	JX Advanced Metals Corporation	JAPAN	CID000937
Gold	Kazakhmys Smelting LLC	KAZAKHSTAN	CID000956
Gold	Kazzinc	KAZAKHSTAN	CID000957
Gold	Kennecott Utah Copper LLC	UNITED STATES OF AMERICA	CID000969
Gold	Kojima Chemicals Co., Ltd.	JAPAN	CID000981
Gold	Kyrgyzaltyn JSC	KYRGYZSTAN	CID001029
Gold	L'azurde Company For Jewelry	SAUDI ARABIA	CID001032
Gold	Lingbao Gold Co., Ltd.	CHINA	CID001056
Gold	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	CHINA	CID001058
Gold	LS MnM Inc.	KOREA, REPUBLIC OF	CID001078
Gold	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	CHINA	CID001093
Gold	Materion	UNITED STATES OF AMERICA	CID001113
Gold	Matsuda Sangyo Co., Ltd.	JAPAN	CID001119
Gold	Metalor Technologies (Suzhou) Ltd.	CHINA	CID001147
Gold	Metalor Technologies (Hong Kong) Ltd.	CHINA	CID001149
Gold	Metalor Technologies (Singapore) Pte., Ltd.	SINGAPORE	CID001152
Gold	Metalor Technologies S.A.	SWITZERLAND	CID001153
Gold	Metalor USA Refining Corporation	UNITED STATES OF AMERICA	CID001157
Gold	Metalurgica Met-Mex Penoles S.A. De C.V.	MEXICO	CID001161
Gold	Mitsubishi Materials Corporation	JAPAN	CID001188
Gold	Mitsui Mining and Smelting Co., Ltd.	JAPAN	CID001193
Gold	Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION	CID001204
Gold	Nadir Metal Rafineri San. Ve Tic. A.S.	TURKEY	CID001220
Gold	Navoi Mining and Metallurgical Combinat	UZBEKISTAN	CID001236
Gold	Nihon Material Co., Ltd.	JAPAN	CID001259
Gold	Ohura Precious Metal Industry Co., Ltd.	JAPAN	CID001325
Gold	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)	RUSSIAN FEDERATION	CID001326

Gold	MKS PAMP SA	SWITZERLAND	CID001352
Gold	Penglai Penggang Gold Industry Co., Ltd.	CHINA	CID001362
Gold	Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION	CID001386
Gold	PT Aneka Tambang (Persero) Tbk	INDONESIA	CID001397
Gold	PX Precinox S.A.	SWITZERLAND	CID001498
Gold	Rand Refinery (Pty) Ltd.	SOUTH AFRICA	CID001512
Gold	Royal Canadian Mint	CANADA	CID001534
Gold	Sabin Metal Corp.	UNITED STATES OF AMERICA	CID001546
Gold	Samduck Precious Metals	KOREA, REPUBLIC OF	CID001555
Gold	Samwon Metals Corp.	KOREA, REPUBLIC OF	CID001562
Gold	SEMPSA Joyeria Plateria S.A.	SPAIN	CID001585
Gold	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	CHINA	CID001619
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA	CID001622
Gold	Sichuan Tianze Precious Metals Co., Ltd.	CHINA	CID001736
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION	CID001756
Gold	Solar Applied Materials Technology Corp.	TAIWAN, PROVINCE OF CHINA	CID001761
Gold	Sumitomo Metal Mining Co., Ltd.	JAPAN	CID001798
Gold	Super Dragon Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA	CID001810
Gold	Tanaka Kikinzoku Kogyo K.K.	JAPAN	CID001875
Gold	Great Wall Precious Metals Co., Ltd. of CBPM	CHINA	CID001909
Gold	Shandong Gold Smelting Co., Ltd.	CHINA	CID001916
Gold	Tokuriki Honten Co., Ltd.	JAPAN	CID001938
Gold	Tongling Nonferrous Metals Group Co., Ltd.	CHINA	CID001947
Gold	Torecom	KOREA, REPUBLIC OF	CID001955
Gold	Umicore S.A. Business Unit Precious Metals Refining	BELGIUM	CID001980
Gold	United Precious Metal Refining, Inc.	UNITED STATES OF AMERICA	CID001993
Gold	Valcambi S.A.	SWITZERLAND	CID002003
Gold	Western Australian Mint (T/a The Perth Mint)	AUSTRALIA	CID002030
Gold	Yamakin Co., Ltd.	JAPAN	CID002100
Gold	Yokohama Metal Co., Ltd.	JAPAN	CID002129
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA	CID002224
Gold	Zijin Mining Group Gold Smelting Co. Ltd.	CHINA	CID002243
Gold	Morris and Watson	NEW ZEALAND	CID002282
Gold	SAFINA A.S.	CZECHIA	CID002290
Gold	Guangdong Jinding Gold Limited	CHINA	CID002312
Gold	Umicore Precious Metals Thailand	THAILAND	CID002314
Gold	MMTC-PAMP India Pvt., Ltd.	INDIA	CID002509
Gold	KGHM Polska Miedz Spolka Akcyjna	POLAND	CID002511
Gold	Fidelity Printers and Refiners Ltd.	ZIMBABWE	CID002515
Gold	Singway Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA	CID002516
Gold	Shandong Humon Smelting Co., Ltd.	CHINA	CID002525
Gold	Shenzhen Zhonghenglong Real Industry Co., Ltd.	CHINA	CID002527
Gold	Al Etihad Gold Refinery DMCC	UNITED ARAB EMIRATES	CID002560
Gold	Emirates Gold DMCC	UNITED ARAB EMIRATES	CID002561
Gold	International Precious Metal Refiners	UNITED ARAB EMIRATES	CID002562
Gold	Kaloti Precious Metals	UNITED ARAB EMIRATES	CID002563
Gold	Sudan Gold Refinery	SUDAN	CID002567
Gold	T.C.A S.p.A	ITALY	CID002580
Gold	REMONDIS PMR B.V.	NETHERLANDS	CID002582
Gold	Fujairah Gold FZC	UNITED ARAB EMIRATES	CID002584
Gold	Industrial Refining Company	BELGIUM	CID002587
Gold	Shirpur Gold Refinery Ltd.	INDIA	CID002588
Gold	Korea Zinc Co., Ltd.	KOREA, REPUBLIC OF	CID002605
Gold	Marsam Metals	BRAZIL	CID002606
Gold	TOO Tau-Ken-Altyn	KAZAKHSTAN	CID002615
Gold	Abington Reldan Metals, LLC	UNITED STATES OF AMERICA	CID002708
Gold	Shenzhen CuiLu Gold Co., Ltd.	CHINA	CID002750
Gold	Albino Mountinho Lda.	PORTUGAL	CID002760

Gold	SAAMP	FRANCE	CID002761
Gold	L'Orfebre S.A.	ANDORRA	CID002762
Gold	8853 S.p.A.	ITALY	CID002763
Gold	Italpreziosi	ITALY	CID002765
Gold	WIELAND Edelmetalle GmbH	GERMANY	CID002778
Gold	Ogussa Osterreichische Gold- und Silber-Scheideanstalt GmbH	AUSTRIA	CID002779
Gold	AU Traders and Refiners	SOUTH AFRICA	CID002850
Gold	GGC Gujrat Gold Centre Pvt. Ltd.	INDIA	CID002852
Gold	Sai Refinery	INDIA	CID002853
Gold	Modeltech Sdn Bhd	MALAYSIA	CID002857
Gold	Bangalore Refinery	INDIA	CID002863
Gold	Kyshtym Copper-Electrolytic Plant ZAO	RUSSIAN FEDERATION	CID002865
Gold	Degussa Sonne / Mond Goldhandel GmbH	GERMANY	CID002867
Gold	Pease & Curren	UNITED STATES OF AMERICA	CID002872
Gold	JALAN & Company	INDIA	CID002893
Gold	SungEel HiMetal Co., Ltd.	KOREA, REPUBLIC OF	CID002918
Gold	Planta Recuperadora de Metales SpA	CHILE	CID002919
Gold	ABC Refinery Pty Ltd.	AUSTRALIA	CID002920
Gold	Safimet S.p.A	ITALY	CID002973
Gold	State Research Institute Center for Physical Sciences and Technology	LITHUANIA	CID003153
Gold	African Gold Refinery	UGANDA	CID003185
Gold	Gold Coast Refinery	GHANA	CID003186
Gold	NH Recytech Company	KOREA, REPUBLIC OF	CID003189
Gold	QG Refining, LLC	UNITED STATES OF AMERICA	CID003324
Gold	Dijllah Gold Refinery FZC	UNITED ARAB EMIRATES	CID003348
Gold	CGR Metalloys Pvt Ltd.	INDIA	CID003382
Gold	Sovereign Metals	INDIA	CID003383
Gold	Eco-System Recycling Co., Ltd. North Plant	JAPAN	CID003424
Gold	Eco-System Recycling Co., Ltd. West Plant	JAPAN	CID003425
Gold	Augmont Enterprises Private Limited	INDIA	CID003461
Gold	Kundan Care Products Ltd.	INDIA	CID003463
Gold	Emerald Jewel Industry India Limited (Unit 1)	INDIA	CID003487
Gold	Emerald Jewel Industry India Limited (Unit 2)	INDIA	CID003488
Gold	Emerald Jewel Industry India Limited (Unit 3)	INDIA	CID003489
Gold	Emerald Jewel Industry India Limited (Unit 4)	INDIA	CID003490
Gold	K.A. Rasmussen	NORWAY	CID003497
Gold	Alexy Metals	UNITED STATES OF AMERICA	CID003500
Gold	MD Overseas	INDIA	CID003548
Gold	Metallix Refining Inc.	UNITED STATES OF AMERICA	CID003557
Gold	Metal Concentrators SA (Pty) Ltd.	SOUTH AFRICA	CID003575
Gold	WEEEREFINING	FRANCE	CID003615
Gold	Gold by Gold Colombia	COLOMBIA	CID003641
Gold	Dongwu Gold Group	CHINA	CID003663
Gold	SAM Precious Metals FZ-LLC	UNITED ARAB EMIRATES	CID003666
Gold	Coimpa Industrial LTDA	BRAZIL	CID004010
Gold	GG Refinery Ltd.	TANZANIA, UNITED REPUBLIC OF	CID004506
Gold	Impala Platinum - Platinum Metals Refinery (PMR)	SOUTH AFRICA	CID004714
Gold	Elite Industech Co., Ltd.	TAIWAN, PROVINCE OF CHINA	CID004755
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	CHINA	CID000211
Tantalum	Guangdong Rising Rare Metals-EO Materials Ltd.	CHINA	CID000291
Tantalum	Exotech Inc.	UNITED STATES OF AMERICA	CID000456
Tantalum	F&X Electro-Materials Ltd.	CHINA	CID000460
Tantalum	XIMEI RESOURCES (GUANGDONG) LIMITED	CHINA	CID000616
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA	CID000914
Tantalum	Jiujiang Tanbre Co., Ltd.	CHINA	CID000917
Tantalum	AMG Brasil	BRAZIL	CID001076
Tantalum	Metallurgical Products India Pvt., Ltd.	INDIA	CID001163

Tantalum	Mineracao Taboca S.A.	BRAZIL	CID001175
Tantalum	Mitsui Mining and Smelting Co., Ltd.	JAPAN	CID001192
Tantalum	NPM Silmet AS	ESTONIA	CID001200
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA	CID001277
Tantalum	QuantumClean	UNITED STATES OF AMERICA	CID001508
Tantalum	Yanling Jincheng Tantalum & Niobium Co., Ltd.	CHINA	CID001522
Tantalum	Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION	CID001769
Tantalum	Taki Chemical Co., Ltd.	JAPAN	CID001869
Tantalum	Telex Metals	UNITED STATES OF AMERICA	CID001891
Tantalum	Ulba Metallurgical Plant JSC	KAZAKHSTAN	CID001969
Tantalum	Zhuzhou Cemented Carbide Group Co., Ltd.	CHINA	CID002232
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA	CID002492
Tantalum	D Block Metals, LLC	UNITED STATES OF AMERICA	CID002504
Tantalum	FIR Metals & Resource Ltd.	CHINA	CID002505
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	CHINA	CID002506
Tantalum	XinXing HaoRong Electronic Material Co., Ltd.	CHINA	CID002508
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	CHINA	CID002512
Tantalum	KEMET de Mexico	MEXICO	CID002539
Tantalum	TANIOBIS Co., Ltd.	THAILAND	CID002544
Tantalum	TANIOBIS GmbH	GERMANY	CID002545
Tantalum	QSIL Metals Hermsdorf GmbH	GERMANY	CID002547
Tantalum	Materion Newton Inc.	UNITED STATES OF AMERICA	CID002548
Tantalum	TANIOBIS Japan Co., Ltd.	JAPAN	CID002549
Tantalum	TANIOBIS Smelting GmbH & Co. KG	GERMANY	CID002550
Multiple	Plansee SE Reutte	AUSTRIA	CID002556
Tantalum	Global Advanced Metals Boyertown	UNITED STATES OF AMERICA	CID002557
Tantalum	Global Advanced Metals Aizu	JAPAN	CID002558
Tantalum	Avon Specialty Metals Ltd.	UNITED KINGDOM OF GREAT BRITAIN AND NORTHERN IRELAND	CID002705
Tantalum	Resind Industria e Comercio Ltda.	BRAZIL	CID002707
Tantalum	Jiangxi Tuohong New Raw Material	CHINA	CID002842
Tantalum	ULVAC Inc.	JAPAN	CID002861
Tantalum	Jiujiang Janny New Material Co., Ltd.	CHINA	CID003191
Tantalum	RFH Yancheng Jinye New Material Technology Co., Ltd.	CHINA	CID003583
Tantalum	5D Production OU	ESTONIA	CID003926
Tantalum	PowerX Ltd.	RWANDA	CID004054
Tin	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	CHINA	CID000228
Tin	Alpha Assembly Solutions Inc	UNITED STATES OF AMERICA	CID000292
Tin	PT Aries Kencana Sejahtera	INDONESIA	CID000309
Tin	PT Premium Tin Indonesia	INDONESIA	CID000313
Tin	Dowa	JAPAN	CID000402
Tin	EM Vinto	BOLIVIA (PLURINATIONAL STATE OF)	CID000438
Tin	Estanho de Rondonia S.A.	BRAZIL	CID000448
Tin	Feinhutte Halsbrucke GmbH	GERMANY	CID000466
Tin	Fenix Metals	POLAND	CID000468
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	CHINA	CID000538
Tin	Gejiu Zili Mining And Metallurgy Co., Ltd.	CHINA	CID000555
Tin	Jean Goldschmidt International (JGI Hydrometal)	BELGIUM	CID000835
Tin	Gejiu Kai Meng Industry and Trade LLC	CHINA	CID000942
Tin	China Tin Group Co., Ltd.	CHINA	CID001070
Tin	Malaysia Smelting Corporation (MSC)	MALAYSIA	CID001105
Tin	Metallic Resources, Inc.	UNITED STATES OF AMERICA	CID001142
Tin	Mineracao Taboca S.A.	BRAZIL	CID001173
Tin	Minsur	PERU	CID001182
Tin	Mitsubishi Materials Corporation	JAPAN	CID001191
Tin	Jiangxi New Nanshan Technology Ltd.	CHINA	CID001231
Tin	Novosibirsk Tin Combine	RUSSIAN FEDERATION	CID001305
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND	CID001314

Tin	Operaciones Metalurgicas S.A.	BOLIVIA (PLURINATIONAL STATE OF)	CID001337
Tin	PT Artha Cipta Langgeng	INDONESIA	CID001399
Tin	PT Babel Inti Perkasa	INDONESIA	CID001402
Tin	PT Babel Surya Alam Lestari	INDONESIA	CID001406
Tin	PT Bangka Tin Industry	INDONESIA	CID001419
Tin	PT Belitung Industri Sejahtera	INDONESIA	CID001421
Tin	PT Bukit Timah	INDONESIA	CID001428
Tin	PT Mitra Stania Prima	INDONESIA	CID001453
Tin	PT Panca Mega Persada	INDONESIA	CID001457
Tin	PT Prima Timah Utama	INDONESIA	CID001458
Tin	PT Refined Bangka Tin	INDONESIA	CID001460
Tin	PT Sariwiguna Binasentosa	INDONESIA	CID001463
Tin	PT Stanindo Inti Perkasa	INDONESIA	CID001468
Tin	PT Timah Tbk Kundur	INDONESIA	CID001477
Tin	PT Timah Tbk Mentok	INDONESIA	CID001482
Tin	PT Timah Nusantara	INDONESIA	CID001486
Tin	PT Tinindo Inter Nusa	INDONESIA	CID001490
Tin	PT Tommy Utama	INDONESIA	CID001493
Tin	Rui Da Hung	TAIWAN, PROVINCE OF CHINA	CID001539
Tin	Soft Metais Ltda.	BRAZIL	CID001758
Tin	Thaisarco	THAILAND	CID001898
Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CHINA	CID001908
Tin	VQB Mineral and Trading Group JSC	VIET NAM	CID002015
Tin	White Solder Metalurgia e Mineracao Ltda.	BRAZIL	CID002036
Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA	CID002158
Tin	Tin Smelting Branch of Yunnan Tin Co., Ltd.	CHINA	CID002180
Tin	CV Venus Inti Perkasa	INDONESIA	CID002455
Tin	Magnu's Minerais Metais e Ligas Ltda.	BRAZIL	CID002468
Tin	PT Tirus Putra Mandiri	INDONESIA	CID002478
Tin	Melt Metais e Ligas S.A.	BRAZIL	CID002500
Tin	PT ATD Makmur Mandiri Jaya	INDONESIA	CID002503
Tin	O.M. Manufacturing Philippines, Inc.	PHILIPPINES	CID002517
Tin	CV Ayi Jaya	INDONESIA	CID002570
Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	VIET NAM	CID002572
Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company	VIET NAM	CID002573
Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company	VIET NAM	CID002574
Tin	PT Rajehan Ariq	INDONESIA	CID002593
Tin	PT Cipta Persada Mulia	INDONESIA	CID002696
Tin	An Vinh Joint Stock Mineral Processing Company	VIET NAM	CID002703
Tin	Resind Industria e Comercio Ltda.	BRAZIL	CID002706
Tin	Super Ligas	BRAZIL	CID002756
Tin	Aurubis Beerse	BELGIUM	CID002773
Tin	Aurubis Berango	SPAIN	CID002774
Tin	PT Bangka Prima Tin	INDONESIA	CID002776
Tin	PT Sukses Inti Makmur (SIM)	INDONESIA	CID002816
Tin	PT Menara Cipta Mulia	INDONESIA	CID002835
Tin	HuiChang Hill Tin Industry Co., Ltd.	CHINA	CID002844
Tin	Modeltech Sdn Bhd	MALAYSIA	CID002858
Tin	Guangdong Hanhe Non-Ferrous Metal Co., Ltd.	CHINA	CID003116
Tin	Chifeng Dajingzi Tin Industry Co., Ltd.	CHINA	CID003190
Tin	PT Bangka Serumpun	INDONESIA	CID003205
Tin	Pongpipat Company Limited	MYANMAR	CID003208
Tin	Tin Technology & Refining	UNITED STATES OF AMERICA	CID003325
Tin	Dongguan CiEXPO Environmental Engineering Co., Ltd.	CHINA	CID003356
Tin	Ma'anshan Weitai Tin Co., Ltd.	CHINA	CID003379
Tin	PT Rajawali Rimba Perkasa	INDONESIA	CID003381
Tin	Luna Smelter, Ltd.	RWANDA	CID003387
Tin	Yunnan Yunfan Non-ferrous Metals Co., Ltd.	CHINA	CID003397

Tin	Precious Minerals and Smelting Limited	INDIA	CID003409
Tin	Gejiu City Fuxiang Industry and Trade Co., Ltd.	CHINA	CID003410
Tin	PT Mitra Sukses Globalindo	INDONESIA	CID003449
Tin	CRM Fundicao De Metais E Comercio De Equipamentos Eletronicos Do Brasil Ltda	BRAZIL	CID003486
Tin	CRM Synergies	SPAIN	CID003524
Tin	Fabrica Auricchio Industria e Comercio Ltda.	BRAZIL	CID003582
Tin	DS Myanmar	MYANMAR	CID003831
Tin	PT Putera Sarana Shakti (PT PSS)	INDONESIA	CID003868
Tin	Mining Minerals Resources SARL	CONGO, DEMOCRATIC REPUBLIC OF THE	CID004065
Tin	Takehara PVD Materials Plant / PVD Materials Division of MITSUI MINING & SMELTING CO., LTD.	JAPAN	CID004403
Tin	Malaysia Smelting Corporation Berhad (Port Klang)	MALAYSIA	CID004434
Tin	Woodcross Smelting Company Limited	UGANDA	CID004724
Tungsten	A.L.M.T. Corp.	JAPAN	CID000004
Tungsten	Kennametal Huntsville	UNITED STATES OF AMERICA	CID000105
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	CHINA	CID000218
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA	CID000258
Tungsten	CNMC (Guangxi) PGMA Co., Ltd.	CHINA	CID000281
Tungsten	Global Tungsten & Powders LLC	UNITED STATES OF AMERICA	CID000568
Tungsten	Hunan Chenzhou Mining Co., Ltd.	CHINA	CID000766
Tungsten	Hunan Jintai New Material Co., Ltd.	CHINA	CID000769
Tungsten	Japan New Metals Co., Ltd.	JAPAN	CID000825
Tungsten	Kennametal Fallon	UNITED STATES OF AMERICA	CID000966
Tungsten	Wolfram Bergbau und Hutten AG	AUSTRIA	CID002044
Tungsten	Xiamen Tungsten Co., Ltd.	CHINA	CID002082
Tungsten	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	CHINA	CID002313
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA	CID002315
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA	CID002316
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA	CID002317
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CHINA	CID002318
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	CHINA	CID002319
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA	CID002320
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	CHINA	CID002321
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA	CID002494
Tungsten	Asia Tungsten Products Vietnam Ltd.	VIET NAM	CID002502
Tungsten	Hunan Shizhuyuan Nonferrous Metals Co., Ltd. Chenzhou Tungsten Products Branch	CHINA	CID002513
Tungsten	Sanher Tungsten Vietnam Co., Ltd.	VIET NAM	CID002538
Tungsten	H.C. Starck Tungsten GmbH	GERMANY	CID002541
Tungsten	TANIOBIS Smelting GmbH & Co. KG	GERMANY	CID002542
Tungsten	Masan High-Tech Materials	VIET NAM	CID002543
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA	CID002551
Tungsten	Niagara Refining LLC	UNITED STATES OF AMERICA	CID002589
Tungsten	China Molybdenum Tungsten Co., Ltd.	CHINA	CID002641
Tungsten	Hydrometallurg, JSC	RUSSIAN FEDERATION	CID002649
Tungsten	Unecha Refractory metals plant	RUSSIAN FEDERATION	CID002724
Tungsten	Philippine Chuangxin Industrial Co., Inc.	PHILIPPINES	CID002827
Tungsten	ACL Metais Eireli	BRAZIL	CID002833
Tungsten	Moliren Ltd.	RUSSIAN FEDERATION	CID002845
Tungsten	Lianyou Metals Co., Ltd.	TAIWAN, PROVINCE OF CHINA	CID003407
Tungsten	JSC "Kirovgrad Hard Alloys Plant"	RUSSIAN FEDERATION	CID003408
Tungsten	NPP Tyazhmetprom LLC	RUSSIAN FEDERATION	CID003416
Tungsten	Hubei Green Tungsten Co., Ltd.	CHINA	CID003417
Tungsten	Albasteel Industria e Comercio de Ligas Para Fundicao Ltd.	BRAZIL	CID003427
Tungsten	Cronimet Brasil Ltda	BRAZIL	CID003468
Tungsten	Artek LLC	RUSSIAN FEDERATION	CID003553
Tungsten	Fujian Xinlu Tungsten Co., Ltd.	CHINA	CID003609

Tungsten	OOO ìTechnolomî 2	RUSSIAN FEDERATION	CID003612
Tungsten	OOO ìTechnolomî 1	RUSSIAN FEDERATION	CID003614
Tungsten	LLC Vostok	RUSSIAN FEDERATION	CID003643
Tungsten	YUDU ANSHENG TUNGSTEN CO., LTD.	CHINA	CID003662
Tungsten	HANNAE FOR T Co., Ltd.	KOREA, REPUBLIC OF	CID003978
Tungsten	Tungsten Vietnam Joint Stock Company	VIET NAM	CID003993
Tungsten	Nam Viet Cromit Joint Stock Company	VIET NAM	CID004034
Tungsten	DONGKUK INDUSTRIES CO., LTD.	KOREA, REPUBLIC OF	CID004060
Tungsten	Lianyou Resources Co., Ltd.	TAIWAN, PROVINCE OF CHINA	CID004397
Tungsten	Shinwon Tungsten (Fujian Shanghang) Co., Ltd.	CHINA	CID004430
Tungsten	KENEE MINING VIETNAM COMPANY LIMITED	VIET NAM	CID004619
V.Future Due Diligence
We will continue to communicate our expectations and information requirements to our Tier 1 suppliers. Over time, we anticipate that the amount of information available globally on the traceability and sourcing of conflict minerals will increase and improve our knowledge. We will continue to make inquiries to our Tier 1 suppliers and undertake additional risk assessments when potentially relevant changes in facts or circumstances are identified. If a supplier does not meet our expectations regarding responsible sourcing, we will work with the supplier, including by leveraging industry-wide programs as appropriate, to build its capacity for responsible sourcing. We expect our suppliers to take similar measures with their suppliers to help ensure alignment throughout the supply chain.
In addition to those above, the Company will undertake the following steps during the next compliance period:
•Review the conflict minerals policy statement and update if necessary.
•Review supplier and employee training materials and update as necessary.
•Continue to collect responses from suppliers using the most recent revision of the CMRT.
•If necessary, engage with suppliers that did not provide a response in 2024 or provided incomplete responses to enhance our data collection for 2025.
•Monitor and track performance of risk mitigation efforts.
•Continue to encourage our suppliers to either remove smelters that have not been audited as conformant from their supply chain or to encourage them to participate in an independent 3rd party audit program.
•Compare and validate RCOI results against information collected via independent third-party audit programs, such as the RMI, and through our Company’s own coordinated outreach to our Tier 1 suppliers.
•Continue to support responsible mineral production and sourcing globally, including but not limited to conflict-affected and high-risk areas.
•Continue to monitor global developments and the emergence of additional requirements and/or standards related to the sourcing of minerals or other materials from the DRC and adjoining countries or other regions.
•Continually improve our conflict minerals program and update our due diligence measures based on emerging risks, regulatory changes, and feedback from stakeholders.

APPENDIX I – Countries of Origin
The information provided in this Appendix is based on the information collected from the Company’s suppliers.

Andorra	Georgia	Papua New Guinea
Angola	Germany	Peru
Antigua and Barbuda	Ghana	Philippines
Argentina	Greece	Poland
Australia	Grenada	Portugal
Austria	Guatemala	Puerto Rico
Azerbaijan	Guinea	Romania
Bahamas	Guyana	Russia
Barbados	Honduras	Rwanda
Belarus	Hong Kong	Saint Kitts and Nevis
Belgium	Hungary	Saint Vincent and Grenadines
Benin	India	Saudi Arabia
Bolivia	Indonesia	Senegal
Bosnia and Herzegovina	Ireland	Serbia
Botswana	Israel	Sierra Leone
Brazil	Italy	Singapore
Bulgaria	Jamaica	Sint Maarten
Burkina Faso	Japan	Solomon Islands
Burundi	Jordan	Slovakia
Cambodia	Kazakhstan	Slovenia
Cameroon	Kenya	South Africa
Canada	Korea, Republic of	South Korea
Cayman Islands	Kyrgyzstan	Spain
Chile	Lao People's Democratic Republic	Sri Lanka
China	Latvia	Sudan
Chinese Taipei	Liberia	Suriname
Colombia	Lithuania	Sweden
Congo, Democratic Republic of the	Luxembourg	Switzerland
Costa Rica	Madagascar	Tajikistan
Côte d'Ivoire	Malaysia	Tanzania
Croatia	Mali	Thailand
Curacao	Malta	Trinidad and Tobago
Czech Republic	Mauritania	Tunisia
Denmark	Mexico	Turkey
Dominica	Mongolia	Uganda
Dominican Republic	Morocco	Ukraine
Ecuador	Mozambique	United Arab Emirates
Egypt	Myanmar	United Kingdom
El Salvador	Namibia	United States of America
Estonia	Netherlands	Uruguay
Eswatini	New Zealand	Uzbekistan
Ethiopia	Nicaragua	Venezuela
Fiji	Niger	Vietnam
Finland	Nigeria	Zambia
France	Oman	Zimbabwe
French Guiana	Panama